EATON VANCE RISK-MANAGED EQUITY OPTION FUND Supplement to Prospectus dated April 1, 2011

1.   Effective August 18, 2011, Eaton Vance Risk-Managed Equity Option Income Fund changed its name to Eaton Vance Risk-Managed Equity Option Fund.

2.   The following replaces the second paragraph under "Additional Information on Options Strategy and Management Strategy for Risk-Managed Equity Option Fund" in "Investment Objectives & Principal Policies and Risks":

The Fund generally intends to sell index call options that are slightly “out-of-the-money,” meaning that option exercise prices generally will be slightly higher than the current level of the index at the time the options are written. The Fund generally intends to purchase index put options that are relatively further out-of-the-money than the call options sold (i.e., the exercise price generally will be somewhat more below the current level of the applicable index when the option is purchased). The Fund generally intends to sell put options on individual stocks that are “out-of-the-money” (i.e. the exercise price generally will be below the current level of the applicable stock when the option is sold). The percentage of the Fund’s portfolio value against which index and/or single stock put options are purchased and index call options are sold may vary over time. The Fund may also buy put options and sell call options that are more or less “out-of-the-money.” Purchased put options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index or stock, but generally would be less expensive than options that are slightly less “out-of-the-money.” Under certain market conditions, the Fund may purchase put option spreads rather than standalone put options. By doing so, the Fund can lower the net cost of its market hedging activities, since the premiums received from selling index put options will offset, in part, the premiums paid to purchase the index put options. Although less expensive than buying a standalone index put option, buying a put option spread will expose the Fund to incremental loss if the value of the index at contract expiration is below the exercise price of the put option sold. In addition to put options and put spreads on broad-based U.S. stock indices, the Fund may enter put options and put spreads on exchange-traded funds that replicate such indices.

3.   The following replaces "Additional Tax Information":

The Fund intends to make semi-annual distributions to shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will be determined by the Fund’s investment adviser, and generally consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. A distribution may not be paid if Fund (and Class) expenses exceed Fund income and net realized capital gains. Different Classes of a Fund may have different distribution amounts.

Over time, all of the Fund’s investment company taxable income will be distributed. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that a Fund’s net investment income for any year exceeds the total semi-annual distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If the Fund’s total distributions in any year exceed the amount of its earnings and profits for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended, for any distribution that includes amounts from sources other than net income, the Fund is required to provide shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

A portion of any distribution of the Fund’s investment income may, and any distribution by the Fund of net realized short-term capital gains will, be taxed as ordinary income. Distributions of any net long-term capital gains will be taxed as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by the Fund as derived from "qualified dividend income" (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by both the shareholder and the Fund. Over time, distributions by the Fund can generally be expected to include ordinary income, qualified dividend income and capital gain distributions taxable as long-term capital gains. A portion of the Fund’s income distributions may be eligible for the dividends-received deduction for corporations. The Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund’s net asset value reflects accumulated net investment income and net capital gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Fund’s investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the Fund’s return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult with their advisors concerning the applicability of federal, state, local, foreign and other taxes to an investment.

August 18, 2011	5297-8/11	EERMEPS

EATON VANCE RISK-MANAGED EQUITY OPTION FUND Supplement to Statement of Additional Information dated April 1, 2011

1.    Effective August 18, 2011, Eaton Vance Risk-Managed Equity Option Income Fund changed its name to Eaton Vance Risk-Managed Equity Option Fund.

August 18, 2011